UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 12, 2004

ZILA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-17521	86-0619668
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

5227 North 7th Street, Phoenix, Arizona 85014-2800
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code     (602) 266-6700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form is intended to simultaneously satisfy the filing obligation of the registrant under the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 12, 2004, the Audit Committee of our Board of Directors dismissed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm. Thereafter, on November 12, 2004, we retained the services of BDO Seidman, LLP (“BDO Seidman”) as our new independent registered public accounting firm.

Deloitte’s reports on our financial statements for the fiscal years ended July 31, 2004 and 2003, which included an explanatory paragraph regarding the adoption of Statement of Financial Accounting Standards No. 142 — Goodwill and Other Intangible Assets, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified as to uncertainty or audit scope.

During the two fiscal years ended July 31, 2003 and 2004 and the interim period from August 1, 2004 through November 12, 2004, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference thereto in its reports on the financial statements for such years.

During our two fiscal years ended July 31, 2003 and 2004 and the interim period from August 1, 2004 through November 12, 2004, there were no reportable events (as defined by Regulation S-K Item 304(a)(1)(v)), except that in October 2003, Deloitte reported to and discussed with management and the Audit Committee material weaknesses related to our general computer controls and the application of our revenue recognition policy at one of our divisions. As described in Part II, Item 9A of our Forms 10-K for the fiscal years ended July 31, 2003 and July 31, 2004, we implemented process and control improvements to correct these material weaknesses.

During the two fiscal years ended July 31, 2004 and during the interim period from August 1, 2004 through November 12, 2004, we did not, nor did anyone on our behalf, consult with BDO Seidman regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that BDO Seidman might render on our financial statements, and neither a written report nor oral advice was provided to us by BDO Seidman that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was a subject of a disagreement (defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a reportable event (defined in Item 304 (a)(1)(v) of Regulation S-K).

We have authorized Deloitte to respond fully to inquiries concerning any matters discussed above of our new independent accountants in connection with the retention of such firm. We have provided Deloitte with a copy of the above statements and requested that Deloitte furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.	The following exhibit is filed as part of this report:
	16.1	Letter from Deloitte and Touche LLP addressed to the United States Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZILA, INC.
Dated: November 18, 2004	By:	/s/ Andrew A. Stevens
Andrew A. Stevens
Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
16.1	Letter from Deloitte and Touche LLP addressed to the United States Securities and Exchange Commission.

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